==========================================================================



                              CRI ASSIGNMENT




                         CHAPARRAL RESOURCES, INC.
                                as Assignor


                                    and


                THE LAW DEBENTURE TRUST CORPORATION P.L.C.
                            as Security Trustee




                           Dated 8 February 2000


==========================================================================



                               WHITE & CASE

                               7-11 Moorgate
                              London EC2R 6HH



     THIS DEED OF ASSIGNMENT dated 8 February 2000 is made as a deed (this "Deed") between:

     (1) CHAPARRAL RESOURCES, INC., a company organised and existing under the laws of Delaware (the "Assignor"); and

     (2) THE LAW DEBENTURE TRUST CORPORATION P.L.C., a company organised and existing under the laws of England, acting as security trustee for the Finance Parties (as defined in the Loan Agreement) (the "Security
Trustee").

     RECITALS

     (A) Pursuant to a loan agreement dated 1 November, 1999 (the "Loan Agreement") between the Assignor, the Co-Obligors, Shell Capital Limited, Shell Capital Services Limited and the Lenders (as such terms are defined in the Loan Agreement), the Lenders have agreed to make available to the Assignor secured loan facilities in an aggregate principal amount not exceeding US$24,000,000 on the terms and subject to the conditions contained in the Loan Agreement.

     (B) At the request of the Facility Agent, the Security Trustee has agreed to act as trustee under the Security Trust Deed and to hold the benefit of the security constituted by or pursuant to the Security Documents and the covenants and obligations of the Obligors under the Security Documents on trust for the Finance Parties.

     (C) It is a condition precedent to making the loans under the Loan Agreement that the Assignor shall have executed and delivered this Deed to the Security Trustee.

NOW IT IS AGREED AS FOLLOWS:

1.   DEFINITIONS AND INTERPRETATION

     1.1    DEFINITIONS

     Unless the context requires otherwise or a word or phrase is differently defined in this Deed, words and phrases defined in the Loan Agreement shall have, when used in this Deed, the same meanings herein as therein and, in addition, in this Deed the following terms have the meaning given to them in this Clause 1.1:

     "Acknowledgement of Notice of Assignment" means an acknowledgement of assignment in the appropriate form set out in the attachment to Schedule 1, with such amendments as may be approved by the Security Trustee.

     "Act" means the Law of Property Act 1925.

     "Administration" means administration under Part II of the Insolvency
Act.

     "Approved Contracts" means:

     (a)  the Service Contract;

     (b)  the Hedging Agreement; and

     (c)  the CRI-CAP(G) Loan Agreement.

     "Assigned Agreements" means all rights, titles, benefits and interests (and any Hedging Receipts) of the Assignor whatsoever, present and future, whether proprietary, contractual or otherwise under, or arising out of, or evidenced by, the Approved Contracts with the full benefit of all negotiable or non-negotiable instruments, guarantees, indemnities, debentures and Security Interests in respect of them, including, but not limited to, all claims for damages or other remedies in respect of any breach thereof.

     "Assigned Assets" means the Book Debts and the Assigned Agreements.

     "Attorney" means any person so appointed by the Assignor pursuant to Clause 19.1 (Appointment).

     "Book Debts" means all book and other debts, revenues and claims both present and future (including things in action) which may give rise to a debt, revenue or claim due or owing or which may become due or owing to the Assignor under, or by virtue of, the Assigned Agreements or in connection with the rights of the Assignor evidenced by them (including, without limitation, all claims in respect of any Hedging Receipts) and the present and future rights, titles, benefits and interests of the Assignor to, or in, them together with all rights and remedies relating to, or for enforcing, the Assigned Agreements including but not limited to all reservation of proprietary rights, rights of tracing and all other rights and remedies of whatsoever nature now or hereafter held by the Assignor in respect of all or any of the foregoing and all moneys from time to time becoming due or owing thereunder or in connection therewith.

     "CRI-CAP(G) Loan Agreement" means the CRI-CAP(G) Loan Agreement dated the date of this Deed and entered into between the Assignor and CAP(G).

     "Default Rate" has the meaning set out in clause 19.2(a) of the Loan Agreement.

     "Delegate" means a delegate or sub-delegate appointed pursuant to Clause 12.5 (Delegation).

     "Dissolution" of a person includes the bankruptcy, insolvency, liquidation, amalgamation, reconstruction, reorganisation, Administration, administrative or other receivership, or dissolution of that person, and any equivalent or analogous proceedings by whatever name known and in whatever jurisdiction, and any step taken (including, but without limitation, the presentation of a petition or the passing of a resolution) for or with a view to any of the foregoing.

     "Hedging Agreement" means the Hedging Agreement entered into or to be entered into between the Assignor and Deutsche Bank, A.G., New York Branch in respect of the Asian put for the hydrocarbons the subject of the Offtake Agreement.

     "Insolvency Act" means the Insolvency Act 1986.

     "Notice of Assignment" means a notice of assignment in the appropriate form set out in Schedule 1, with such amendments as may be approved by the Security Trustee.

     "Proceedings" shall have the meaning ascribed thereto in Clause 27.2 (Jurisdiction).

     "Reassignment Deed" means a deed of reassignment in the form set out in Schedule 2 with such amendments as made by the Security Trustee in its sole discretion from time to time.

     "Receiver" means a receiver and manager or other receiver appointed in respect of the Assigned Assets under this Deed or the Act.

     "Rights" means rights, benefits, powers, privileges, authorities, discretions, remedies, easements, quasi-easements and appurtenances (in each case, of any nature whatsoever).

     "Secured Liabilities" means all moneys and liabilities (whether actual or contingent) which are now or may at any time hereafter be due, owing or payable to any of the Finance Parties from or by the Obligors under or in connection with (i) the Loan Agreement, (ii) this Deed, and (iii) any other Finance Document, together with all legal and other costs, charges and expenses which any of the Finance Parties may incur in enforcing or obtaining, or attempting to enforce or obtain, payment of any such moneys and liabilities.

     "Service Contract" means the Service Contract to be entered into between the Assignor and KKM.

     "Tax" includes any present or future tax (including value added tax), levy, impost, duty, charge, fee, deduction or withholding of any nature, and any interest or penalty in respect thereof.

     1.2    INTERPRETATION

     In this Deed, unless the context requires otherwise:

     (a) references to Clauses and Schedules are to clauses of, and schedules to, this Deed;

     (b) headings to Clauses are for convenience only and are to be ignored in construing this Deed;

     (c) subject to Clause 11.1 (Powers), references to a statute shall be construed as a reference to such statute as from time to time amended or re-enacted;

     (d) any reference to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of a jurisdiction other than England, be deemed to include that which most nearly approximates in that jurisdiction to the English legal term;

     (e) any reference to the "Assigned Assets" shall be a reference to all the Assigned Assets and/or to each and every part of the Assigned Assets and reference to any other defined term or noun in the plural number or collective plural shall be interpreted MUTATIS MUTANDIS in the same manner; and

     (f) references in this Deed to this "Deed" or any other deed, agreement or instrument including, without limitation, the Loan Agreement are references to this Deed or, as the case may be, the relevant deed, agreement or instrument as amended, supplemented, replaced or novated from time to time and include references to any document which amends, supplements, replaces, novates or is entered into, made or given pursuant to, or in accordance with, any of the terms of this Deed or, as the case may be, the relevant deed, agreement or instrument.

2.   COVENANT TO DISCHARGE OBLIGATIONS

     2.1    COVENANT TO PAY

     The Assignor covenants with the Security Trustee that it will on demand pay and discharge the Secured Liabilities at the time or times when due.

     2.2    VALIDITY OF DEMANDS

     Any person dealing with the Security Trustee or any Receiver shall not be concerned to see or enquire as to the validity of any demand made by the Security Trustee or the Receiver under this Deed.

3.   SECURITY INTERESTS AND ITS TERMINATION

     3.1    ASSIGNMENT

     The Assignor, with full title guarantee and as continuing security for the payment and discharge of the Secured Liabilities, assigns absolutely to the Security Trustee for the benefit of the Finance Parties the Assigned Assets.

     3.2    REASSIGNMENT

     If the Security Trustee is satisfied, acting on the instructions of the Facility Agent, that all the Secured Liabilities have been paid or discharged in full and that none of the Finance Parties is under any further obligation (contingent or otherwise) to provide any banking or other accommodation to any Obligor under the Finance Documents then, subject to Clause 3.3 (Retention of this Deed), the Security Trustee shall, at the request and cost of the Assignor, reassign to the Assignor or its nominee such interest as it may then have in the Assigned Assets (without any warranty as to its title or interest in them) by executing and delivering to the Assignor a Reassignment Deed covering the Assigned Assets.

     3.3    RETENTION OF THIS DEED

     If the Assignor requests the Security Trustee to reassign the Assigned Assets following any payment or discharge of the Secured Liabilities by a person other than the Assignor (a "Relevant Transaction"), the Security Trustee shall at the cost of the Assignor execute such documents and deeds and do all such acts and things as may be necessary to reassign the Assigned Assets provided the Security Trustee is satisfied that the payment or discharge will not be avoided, reduced or invalidated. If the Security Trustee is not so satisfied, the Security Trustee shall be entitled to retain this Deed and shall not be obliged to reassign the Assigned Assets until the expiry of the Retention Period (being the period which commences on the date when that Relevant Transaction was made or given, and ends on the date falling one month after the expiration of the maximum period within which that Relevant Transaction can be avoided, reduced or invalidated by virtue of any applicable law or for any other reason whatsoever in relation to that Relevant Transaction). If at any time before the expiry of that Retention Period the Dissolution of such other person has commenced, the Security Trustee may continue to retain this Deed and shall not be obliged to reassign the Assigned Assets for such further period as the Security Trustee may determine.

4.   REPRESENTATIONS AND WARRANTIES

     4.1    REPRESENTATIONS AND WARRANTIES

     The Assignor represents and warrants to the Security Trustee that:

     (a) each Approved Contract is, or when executed will be, in full force and effect and constitutes, or when executed will constitute, the legal, valid and binding obligation of the Assignor and, to the knowledge of the Assignor, each of the other parties thereto respectively, enforceable in accordance with its terms;

     (b) each Assigned Agreement relating to each Approved Contract is in full force and effect and constitutes the legal, valid and binding obligation of the Assignor and, to the knowledge of the Assignor, each of the other parties thereto respectively, enforceable in accordance with the terms of such Assigned Agreement;

     (c) this Deed constitutes the legal, valid and binding obligation of the Assignor enforceable in accordance with the terms of this Deed;

     (d) the Assignor is the sole legal and beneficial owner of all rights and interests which each Approved Contract and each Assigned Agreement creates in favour of the Assignor, subject only to the assignment constituted by, and the other terms of, this Deed;

     (e) the Assignor has the right, without requiring the concurrence, consent or authority of any other person, to create, in respect of all the Assigned Assets, the Security Interests which Clause 3 (Security Interests and its Termination) purports to create;

     (f) no third party has any Security Interests or any other right, interest or claim over, in, or in relation to, the Assigned Assets;

     (g) the copy of each Approved Contract and each Assigned Agreement delivered to the Security Trustee in connection with this Deed is a true and complete copy;

     (h) the Assignor has not created or attempted to create or permitted to subsist any Security Interests (other than Permitted Security Interests) on, or over, the Assigned Assets or interest in them or sold, assigned, discounted, factored or otherwise disposed of the Assigned Assets or attempted or agreed so to do other than as provided in this Deed and the other Finance Documents;

     (i) to the knowledge of the Assignor, each other party to each Approved Contract and each Assigned Agreement is in compliance with its obligations thereunder; and

     (j) all Consents required or advisable in connection with the execution, delivery, performance, validity, admissibility in evidence and enforceability of each Book Debt, each Approved Contract and each Assigned Agreement or the payment of any sum to the Security Trustee in accordance with Clause 6.8 (Payment of Monies Received in Respect of Assigned Assets) or the instructions contained within any Notice of Assignment have been obtained or effected (or, in the case of registrations, will be effected within any applicable required period) and (if obtained or effected) are in full force and effect; all fees and registration and similar tax (if any) payable in connection with them have been paid if due; and there has been no default in the performance of any of their terms and conditions.

     4.2    REPETITION

     The representations and warranties contained in Clause 4.1
(Representations and Warranties) shall be made on the date of this Deed and shall be repeated thereafter on each Interest Payment Date during the continuance of the Security Interest constituted by this Deed by reference to the facts and circumstances then existing.

5.   RESTRICTIONS ON DEALING WITH ASSIGNED ASSETS

     5.1    NEGATIVE PLEDGE

     The Assignor shall not, without the prior written consent of the Security Trustee, create or permit to subsist any Security Interests on, over, or with respect to, the Assigned Assets except for the Permitted Security Interests.

     5.2    DISPOSAL OF  ASSIGNED ASSETS

     The Assignor shall not, without the prior written consent of the Security Trustee, sell, transfer, alienate or deal with the Assigned Assets or any interest in the Assigned Assets or attempt or agree to do so.

6.   COVENANTS RELATING TO ASSIGNED ASSETS

     6.1    DURATION

     The covenants contained in Clauses 5 (Restrictions on Dealing with Assigned Assets) and in this Clause 6 (Covenants relating to Assigned Assets) shall remain in full force and effect during the continuance of the security constituted by this Deed.

     6.2    NOTICE OF ASSIGNMENT AND ACKNOWLEDGEMENT THEREOF

     The Assignor shall, immediately following execution of this Deed, or if later, on the date such Approved Contract is executed, serve a Notice of Assignment on each of the counterparties to the Service Contract, the Hedging Agreement and the CRI-CAP(G) Loan Agreement substantially in the form of Schedule 1, and the Assignor shall procure that each of those counterparties promptly (and in any event within seven days of the receipt of the Notice of Assignment) execute and deliver to the Security Trustee (with a copy thereof to the Assignor) the corresponding Acknowledgement of Notice of Assignment.

     6.3    DEPOSIT OF ASSIGNED AGREEMENTS

     The Assignor shall deposit with the Security Trustee copies of the Approved Contracts and the Assigned Agreements and copies of all other related documents including but not limited to all variations, extensions or replacements from time to time made to the Approved Contracts or the Assigned Agreements.

     6.4    HOLDING IN TRUST

     The Assignor shall hold in trust for the Security Trustee any of the Approved Contracts or Assigned Agreements not from time to time deposited with the Security Trustee and keep them safe and undefaced.

     6.5    ACCESS TO ACCOUNTS

     The Assignor shall, whenever so required, permit any officer of the Security Trustee to have access to, and possession of, all books and accounts relating to the Assigned Assets.

     6.6    COMPLIANCE WITH APPROVED CONTRACTS AND ASSIGNED AGREEMENTS

     The Assignor shall duly and punctually observe and perform all the conditions and obligations assumed by it under the Approved Contracts and the Assigned Agreements and, when required, produce to the Security Trustee the receipts for payments made by it under the Approved Contracts and the Assigned Agreements and generally do all things which may be necessary to cause the moneys agreed to be paid to the Assignor thereunder to become payable and, at its own cost, co-operate fully and use its best endeavours to procure the prompt payment of those moneys to the Assignor and to procure, whether by legal proceedings or otherwise, that all other relevant parties to the Approved Contracts and the Assigned Agreements do likewise.

     6.7    NO VARIATION OR RELEASE OF ASSIGNED ASSETS

     The Assignor shall not, without the prior written consent of the Security Trustee:

     (a)  vary any of the Assigned Assets;

     (b) release, waive, suspend, subordinate or permit to be lost or impaired any interest or right forming part of, or relating to, any Assigned Asset;

     (c)  waive any person's breach of the terms of any Assigned Asset;

     (d) rescind or terminate any Assigned Asset or treat itself as discharged or relieved from further performance of any of the obligations or liabilities assured by it in relation to an Assigned Asset;

     (e) purport to vary or revoke any notice or instruction relating to this Deed which it has given or may later give to any person; or

     (f) grant time for payment or other indulgence, or compound with, discharge, waive, release, or vary the liability of any other person under an Assigned Asset or do or permit any set-off or other act or thing whereby the recovery of any moneys payable under, or in respect of, the Assigned Assets may be delayed or impeded.

     6.8    PAYMENT OF MONIES RECEIVED IN RESPECT OF ASSIGNED ASSETS

     Subject to the terms of the applicable Notice of Assignment, the Assignor shall forthwith upon receipt by it (or by any person acting on its behalf) pay over or transfer to the Security Trustee (or as the Security Trustee may direct) any moneys or other property which the Assignor (or any person acting on its behalf) may receive or recover in connection with an Assigned Asset and all property which may, directly or indirectly, represent, accrue on, or be derived from, any such moneys or property.

     6.9    ACTION TO PROTECT VALIDITY OF ASSIGNED ASSETS

     The Assignor shall:

     (a) use its best endeavours to ensure that all interests and rights conferred by each Assigned Asset remain valid and enforceable in all respects and retain the priority which they were intended to have; and

     (b) without prejudice to its obligations under paragraph (a) of this Clause 6.9, take any action which the Security Trustee may specify with a view to ensuring or protecting the validity, enforceability and/or priority of any such interest or right.

     6.10   ACTION TO ENFORCE ASSIGNED ASSETS

     The Assignor shall take any action which the Security Trustee may direct for the purpose of enforcing (through legal process, arbitration or otherwise) any right which is part of, or which relates to, the Assigned Assets.

     6.11   PROVISION OF INFORMATION RELATING TO ASSIGNED ASSETS

     The Assignor shall forthwith:

     (a) inform the Security Trustee if any breach of an Assigned Asset occurs or a serious risk of such a breach arises and of any other claim, dispute, event or matter affecting an Assigned Asset which is material to the Security Trustee;

     (b) provide the Security Trustee, promptly after service, with copies of all notices served on or by it under, or in connection with, the Assigned Assets;

     (c) provide the Security Trustee with any information which it requests about any Assigned Asset or any matter relating to, or affecting, the Assigned Assets; and

     (d) generally provide the Security Trustee and its officers and representatives with full and prompt co-operation and assistance relating to the Assigned Assets.

     6.12   NO ACTION TO JEOPARDISE SECURITY INTERESTS CONSTITUTED HEREBY

     The Assignor shall not do or fail to do or cause or permit another person to do or omit to do anything which is liable to jeopardise the effectiveness or priority, in relation to any Assigned Asset, of any security constituted by this Deed.

     6.13   INDEMNITY

     Without prejudice to the provisions of Clause 14.4 (Indemnity), the Assignor shall keep the Security Trustee (and any Receiver appointed by the Security Trustee) fully and effectively indemnified from and against all actions, proceedings, costs, charges, claims, demands, expenses, liabilities, legal and other professional fees (including any tax) whatsoever in respect of any breach, non-observance or non-performance of any covenants, obligations, warranties or undertakings on the part of the Assignor contained in this Deed or the making good of any such breach, non-observance or non-performance.

7.   SECURITY TRUSTEE'S DISCRETION

     7.1    SECURITY TRUSTEE MAY CURE BREACHES OF COVENANTS

     In the event of the failure of the Assignor to observe or perform the provisions of this Deed, the Security Trustee may do all such acts and things as may be necessary to secure the observance or performance thereof without thereby becoming liable as a mortgagee in possession.

     7.2    EXPENSES SO INCURRED

     The Assignor hereby agrees and acknowledges that all moneys expended and all costs incurred by the Security Trustee in carrying out any of its discretions or powers referred to in Clause 7.1 (Security Trustee May Cure Breaches of Covenants) shall be considered to have been properly incurred by the Security Trustee and shall be recoverable from the Assignor under Clause 23 (Costs and Expenses).

8.   FURTHER ASSURANCES

     8.1    GENERAL ASSURANCE

     The Assignor shall, at its own cost, promptly execute and do all such assurances, acts and things in such form as the Security Trustee may from time to time require for perfecting, preserving or protecting the security constituted by this Deed or the priority thereof and for facilitating the realisation of the Assigned Assets or the exercise of any Rights vested in the Security Trustee or in any Receiver, and the Assignor shall, in particular but without limitation, execute all such transfers, conveyances, assignments and assurances of the Assigned Assets whether to the Security Trustee or to its nominees or otherwise, and give all such notices, orders, instructions and directions which the Security Trustee may consider expedient.

     8.2    ADDITIONAL SECURITY INTERESTS

     Without prejudice to the generality of Clause 8.1 (General Assurance), the Assignor shall, at its own cost, promptly execute and deliver to the Security Trustee in such form as the Security Trustee may require such other Security Interests over such of the Assigned Assets as shall be required by the Security Trustee (whether generally or specifically, and whether for the purpose of obtaining legal title to the relevant Assigned Assets, creating Security Interests which is effective under the laws of a foreign jurisdiction, or otherwise).

9.   ENFORCEMENT

     9.1    SECURITY INTERESTS TO BECOME ENFORCEABLE

     The Security Interests constituted by this Deed shall become enforceable at any time after the occurrence and during the continuance of an Event of Default or if the Assignor shall fail to comply with any of the obligations assumed by it in this Deed, and immediately thereafter the powers conferred upon the Security Trustee by section 101 of the Act as varied and extended by this Deed shall be exercisable without the restrictions imposed by Section 103 of the Act as to the giving of notice or otherwise.

     9.2    SECTION 101 OF THE ACT

     The powers conferred by section 101 of the Act, as varied and extended by this Deed, shall be deemed to have arisen immediately on the execution of this Deed.

     9.3    SECTIONS 93 AND 103 OF THE ACT

     Sections 93 and 103 of the Act shall not apply to this Deed.

     9.4    STEP-IN RIGHTS

     Without prejudice to the provisions of Clause 11 (Receivers) and Clause 12 (Rights of Security Trustee):

     (a) the Security Trustee may, upon this security becoming enforceable, notify each of the other parties to each Approved Contract and each Assigned Agreement that it shall be entitled (but without accepting or assuming any obligation to that effect) to perform, or procure through a third party the performance of, the obligations assumed by the Assignor in respect of that Approved Contract or Assigned Agreement, the costs and expenses so incurred by the Security Trustee or third party being borne by the Assignor; and

     (b)  the Security Trustee may but shall not be obliged to:

          (i) demand, sue for, collect or receive money or property at any time due, payable or receivable in relation to that Approved Contract or Assigned Asset;

          (ii) compromise and settle with any person liable under that Approved Contract or Assigned Asset; and

          (iii) extend the time for payment or otherwise change the terms of that Approved Contract or Assigned Asset as to any party liable thereon,

     without in any case incurring any responsibility or liability to the Assignor.

10.  APPOINTMENT OF RECEIVERS

     10.1   APPOINTMENT

     At any time after the security constituted by this Deed has become enforceable pursuant to Clause 9.1 (Security Interests to Become Enforceable) (whether or not the Security Trustee shall have taken possession of the Assigned Assets), at the request of the Assignor, or following the Dissolution of the Assignor, without any or further notice, the Security Trustee may, by deed or writing signed by any officer or manager of the Security Trustee or any person authorised for this purpose by the Security Trustee, appoint any person to be Receiver, and may similarly remove any Receiver whether or not it appoints any person in its place. If the Security Trustee appoints more than one person as Receiver, the Security Trustee may give the relevant persons power to act either jointly or severally.

     10.2   SCOPE OF APPOINTMENT

     Any Receiver may be appointed either Receiver of all the Assigned Assets or Receiver of such part of the Assigned Assets as may be specified in the appointment. In the latter case, the Rights conferred on a Receiver by Clause 11 (Receivers) shall have effect as though every reference in that Clause to the "Assigned Assets" were a reference to the part of the Assigned Assets so specified or any part thereof.

11.  RECEIVERS

     11.1   POWERS

     Any Receiver appointed under this Deed shall (subject to any contrary provision specified in his appointment) have the powers granted to a receiver under Section 109 of the Act (as in force at the date of this Deed) and the powers which are granted to an administrative receiver as listed in Schedule 1 to the Insolvency Act (as in force at the date of this Deed) and, in addition shall have the right, either in its own name or in the name of the Assignor or otherwise and in such manner and upon such terms and conditions as the Receiver thinks fit:

     (a) in connection with any sale or disposition of the Assigned Assets, to receive the consideration therefor in a lump sum or in instalments and to receive shares by way of consideration;

     (b) to grant options, licences or any other interest whatsoever in relation to the Assigned Assets;

     (c) to do all other acts and things which the Receiver may consider desirable or necessary for realising the Assigned Assets or incidental or conducive to any of the rights, powers or discretions conferred on a Receiver under, or by virtue of, this Deed; and

     (d) to exercise in relation to the Assigned Assets all the powers, authorities and things which the Receiver would be capable of exercising if the Receiver were the absolute beneficial owner of the same.

     11.2   CONFLICT

     If there is any ambiguity or conflict between the powers conferred on the Receiver by the Act or by Schedule 1 of the Insolvency Act and the powers conferred by Clause 11.1 (Powers), the powers conferred by Clause
11.1 (Powers) shall prevail.

     11.3   AGENT OF COMPANY

     Any Receiver shall be the agent of the Assignor for all purposes and the Assignor shall be solely responsible for such Receiver's contracts, engagements, acts, omissions, defaults and losses and for all liabilities incurred by him.

     11.4   REMUNERATION

     Subject to section 36 of the Insolvency Act, the Security Trustee may, from time to time, determine the remuneration of any Receiver (without being limited to the maximum rate specified in section 109(6) of the Act) and may direct payment of such remuneration out of moneys accruing to him as Receiver but the Assignor alone shall be liable for the payment of such remuneration and for all other costs, charges and expenses of the Receiver.

12   RIGHTS OF SECURITY TRUSTEE

     12.1   RIGHTS OF RECEIVER

     Any Rights conferred by this Deed upon a Receiver may be exercised by the Security Trustee after the security constituted by this Deed has become enforceable, irrespective of whether the Security Trustee shall have taken possession or appointed a Receiver.

     12.2   REDEMPTION OF PRIOR SECURITY INTERESTS

     The Security Trustee may, at any time, redeem any Security Interests over the Assigned Assets having priority to the Security Interests constituted by this Deed or procure the transfer thereof to the Security Trustee and may settle the accounts of encumbrancers. Any accounts so settled shall, in the absence of manifest error, be conclusive and binding on the Assignor. The Assignor shall, on demand, pay to the Security Trustee all principal moneys, interest, costs, charges, losses, liabilities and expenses of, and incidental to, any such redemption by or transfer to the Security Trustee.

     12.3   SUSPENSE ACCOUNT

     The Security Trustee may, for as long as the Secured Liabilities have not been paid or discharged in full, at its sole discretion, place and retain on an interest-bearing suspense account on deposit, for as long as it considers fit, any moneys received, recovered or realised under, or in connection with, this Deed to the extent of such Secured Liabilities without any obligation to apply the same in or towards the discharge of such Secured Liabilities.

     12.4   NEW ACCOUNT

     At any time after (i) the Security Trustee having received notice (either actual or constructive) of any subsequent security affecting the Assigned Assets or (ii) the Dissolution of the Assignor, the Security Trustee may open a new account in the name of the Assignor (whether or not it permits any existing account to continue). If the Security Trustee does not open such a new account, it shall nevertheless be treated as if it had done so at the time when the notice was received or was deemed to have been received or, as the case may be, the Dissolution commenced. Thereafter, all payments made by the Assignor to the Security Trustee or received by the Security Trustee for the account of the Assignor shall be credited or treated as having been credited to the new account and shall not operate to reduce the amount secured by this Deed at the time when the Security Trustee received or was deemed to have received such notice or, as the case may be, the Dissolution commenced.

     12.5   DELEGATION

     The Security Trustee may delegate in any manner to any person any of the Rights which is for the time being exercisable by the Security Trustee under this Deed. Any such delegation may be made upon such terms and conditions (including power to sub-delegate) as the Security Trustee may think fit.

     12.6   SET-OFF

     The Security Trustee may, without notice to the Assignor and without prejudice to any of the Security Trustee's other Rights, set off any Secured Liabilities which are due and unpaid against any obligation (whether or not matured) owed by the Security Trustee to the Assignor, regardless of the place of payment or booking branch, and for that purpose the Security Trustee may convert one currency into another at the market rate of exchange which may be obtained by the Security Trustee on the date of set-off.

13.  APPLICATION OF MONEYS

     All moneys arising from the exercise of the powers of enforcement under this Deed shall (except as may be otherwise required by applicable law) be held and applied in the following order of priority (but without prejudice to the right of the Security Trustee to recover any shortfall from the Assignor):

     (a) FIRSTLY, in or towards payment of all costs, charges, losses, liabilities and expenses of, and incidental to, the appointment of any Receiver and the exercise of its Rights including its remuneration and all outgoings paid by it;

     (b) SECONDLY, in or towards the payment and discharge of such of the Secured Liabilities in such order as the Security Trustee in its absolute discretion may from time to time determine; and

     (c) THIRDLY, after all the Secured Liabilities have been paid or discharged in full, in payment of any surplus to the Assignor.

14.  LIABILITY OF SECURITY TRUSTEE, RECEIVERS AND DELEGATES

     14.1   POSSESSION

     If the Security Trustee, any Receiver or any Delegate shall take possession of the Assigned Assets such Security Trustee, Receiver or Delegate may at any time relinquish such possession.

     14.2   SECURITY TRUSTEE'S LIABILITY

     The Security Trustee shall not, in any circumstances (whether by reason of taking possession of the Assigned Assets or for any other reason whatsoever and whether as mortgagee in possession or on any other basis whatsoever), be liable:

     (a) to account to the Assignor or any other person for anything except the Security Trustee's own actual receipts; or

     (b) to the Assignor or any other person for any costs, charges, losses, damages, liabilities or expenses arising from, or connected with, any realisation of the Assigned Assets or from any act, default, omission or misconduct of the Security Trustee, its officers, employees or agents in relation to the Assigned Assets.

     14.3   RECEIVER'S LIABILITY

     All the provisions of Clause 14.2 (Security Trustee's Liability) shall apply, MUTATIS MUTANDIS, in respect of the liability of any Receiver or Delegate or any officer, employee or agent of the Security Trustee, any Receiver or any Delegate.

     14.4   INDEMNITY

     The Security Trustee and every Receiver, Delegate, attorney, manager, agent or other person appointed by the Security Trustee hereunder shall be entitled to be indemnified out of the Assigned Assets in respect of all liabilities and expenses incurred by any of them in the execution or purported execution of any of their respective Rights and against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in any way relating to the Assigned Assets, and the Security Trustee and any such Receiver, Delegate, attorney, manager, agent or other person appointed by the Security Trustee hereunder may retain and pay all sums in respect of the same out of any moneys received unless such liabilities and expenses were incurred as a result of the gross negligence or wilful default of the Security Trustee, Receiver, Delegate, attorney, manager, agent or other person appointed by the Security Trustee.

15.  PROTECTION OF THIRD PARTIES

     15.1   CONTRACTUAL PROTECTION

     No person dealing with the Security Trustee, any Receiver or any Delegate shall be concerned to enquire:

     (a) whether any event has happened upon which any of the Rights conferred under or in connection with this Deed, the Act or the Insolvency Act is or may be exercisable, or

     (b) whether any consents, regulations, restrictions or directions relating to such Rights have been obtained or complied with; or

     (c) as to the propriety or regularity of acts purporting or intended to be in exercise of any such Rights; or

     (d)  as to the application of any money borrowed or raised; or

     (e)  as to the application of the proceeds of enforcement.

     15.2   STATUTORY PROTECTION

     All the protections to purchasers contained in sections 104 and 107 of the Act, section 42(3) of the Insolvency Act or in any other legislation shall apply to any person purchasing from, or dealing with, the Security Trustee, any Receiver or any Delegate.

16.  CONTINUING SECURITY INTERESTS AND OTHER MATTERS

     16.1   CONTINUING AND INDEPENDENT SECURITY INTERESTS

     The Security Interests constituted by this Deed shall be continuing and independent Security Interests for the Secured Liabilities and shall not be satisfied, discharged or affected by any intermediate payment or settlement of account (whether or not any Secured Liabilities remain outstanding thereafter) or any other matter or thing whatsoever.

     16.2   PRIMARY OBLIGATIONS

     This Deed and the Security Interests constituted by this Deed constitute original, independent and absolute securities (and not secondary or collateral securities) for the Secured Liabilities.

17.  OTHER SECURITY INTERESTS

     The Security Interests constituted by this Deed shall be in addition to, and shall not be prejudiced by, any other Security Interests or any guarantee or indemnity or other document which any Finance Party may, at any time, hold for the payment and discharge of the Secured Liabilities.

18.  SECURITY INTERESTS NOT TO BE AFFECTED

     Without prejudice to Clause 16 (Continuing Security Interests and other Matters) and Clause 17 (Other Security Interests), neither the Security Interests constituted by this Deed nor the liability of the Assignor for the Secured Liabilities shall be prejudiced or affected by:

     (a) any variation or amendment of, or waiver or release granted under, or in connection with, any other Security Interests or any guarantee or indemnity or other document;

     (b) time being given, or any other indulgence or concession being granted, by the Security Trustee to an Obligor or any other person;

     (c) the taking, holding, failure to take or hold, varying, realisation, non-enforcement, non-perfection or release by the Security Trustee or any other person of any other Security Interests, or any guarantee or indemnity or other person or document;

     (d)  the Dissolution of any Obligor or any other person;

     (e)  any change in the constitution of the any Obligor;

     (f) any amalgamation, merger or reconstruction that may be effected by any Obligor with any other person or any sale or transfer of the whole or any part of the assets of any Obligor to any other person;

     (g) the existence of any claim, set-off or other right which any Obligor may have at any time against the Finance Parties or any other person;

     (h) the making or absence of any demand for payment of any Secured Liabilities on any Obligor or any other person, whether by the Security Trustee or any other Finance Party or any other person; or

     (i) any other thing done or omitted or neglected to be done by the Security Trustee, any other Finance Party or any other person or any other dealing, fact, matter or thing which, but for this provision, might operate to prejudice or affect the liability of an Obligor for the Secured Liabilities.

19.  POWER OF ATTORNEY

     19.1   APPOINTMENT

     The Assignor appoints, irrevocably and by way of security, the Security Trustee, every Receiver and every Delegate severally to be the Attorney of the Assignor (with full powers of substitution and delegation), on its behalf and in its name or otherwise, at such time and in such manner as the Attorney may think fit:

     (a) to do anything which the Assignor is obliged to do (but has not done) under this Deed including, but without limitation, to complete and execute any transfer of, or security over, the Assigned Assets; and

     (b) generally to exercise the Rights conferred on the Security Trustee, every Receiver or every Delegate in relation to the Assigned Assets or under, or in connection with, this Deed, the Act or the Insolvency Act.

     19.2   RATIFICATION

     The Assignor covenants to ratify and confirm whatever any Attorney shall do or purport to do in the exercise or purported exercise of the Power of Attorney in Clause 19.1 (Appointment).

20.  CURRENCY INDEMNITY

     If the Security Trustee receives an amount in respect of the Assignor's liability under this Deed or if that liability is converted into a claim, proof, judgment or order in a currency other than Dollars:

     (a) the Assignor shall as an independent obligation indemnify the Security Trustee against any loss or liability arising out of or as a result of the conversion;

     (b) if the amount received by the Security Trustee, when converted into Dollars at a market rate in the usual course of its business is less than the amount owed by the Assignor to the Security Trustee in Dollars, the Assignor shall forthwith on demand pay to the Security Trustee an amount in Dollars equal to the deficit; and

     (c) the Assignor shall pay to the Security Trustee on demand any exchange costs and taxes payable in connection with any such conversion.

     The Assignor waives any right it may have in any jurisdiction to pay any amount under this Deed in a currency other than that in which it is expressed to be payable.

21.  DEFAULT INTEREST

     If the Assignor fails to pay any Secured Liability on the due date for payment, the Assignor shall pay to the Security Trustee on demand interest at the Default Rate from:

     (a) in the case of costs, charges, losses, liabilities, expenses and other sums referred to in Clause 23 (Costs and Expenses), the date on which the relevant cost, charge, loss, liability, expense or sum was expended, paid or debited on account by the Security Trustee without the necessity of any demand being made for payment thereof; or

     (b) in any other case, the date on which the relevant Secured Liability became due,

until full payment and discharge of the relevant Secured Liability (both before and after any judgment).

22.  CERTIFICATES TO BE CONCLUSIVE EVIDENCE

     For all purposes, including any Proceedings, a copy of a certificate signed by an officer of the Security Trustee as to the amount of any indebtedness comprised in the Secured Liabilities or as to any applicable rate of interest shall, in the absence of manifest error, be conclusive evidence against the Assignor as to the amount or rate of such indebtedness or rate of interest.

23.  COSTS AND EXPENSES

     23.1   TRANSACTION COSTS

     The Assignor shall, on written demand (accompanied by copies of the invoices therefor), pay to the Security Trustee all legal and other fees on a full indemnity basis (including without limitation, all printing, translation, communication, advertising, travel and other out-of-pocket expenses) properly incurred by it in connection with the negotiation, preparation and execution of this Deed, the completion of the transactions contemplated in this Deed, any amendment of this Deed and any calculation, approval, consent or waiver to be made or given by the Security Trustee pursuant to, or in respect of any provision of, this Deed.

     23.2   PRESERVATION AND ENFORCEMENT COSTS

     The Assignor shall, from time to time on demand pay to the Security Trustee all costs and expenses (including legal and other fees on a full indemnity basis and printing, translation, communication, advertisement, travel and all other out-of-pocket expenses) incurred in or in connection with the preservation and/or enforcement (or attempted preservation and/or enforcement) of any right of the Security Trustee under this Deed.

     23.3   STAMP TAXES

     The Assignor shall pay all stamp, registration and other taxes and duties, and all notarial, registration, recording and other like fees to which this Deed or any judgment given in connection with this Deed is, or at any time may be, subject and shall on demand indemnify the Security Trustee against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax or duty or fees.

     23.4   SECURITY TRUSTEE'S ADDITIONAL COSTS

     The Assignor shall, from time to time on demand of the Security Trustee (and without prejudice to the provisions of Clause 23.1 (Transaction Costs) and 23.2 (Preservation and Enforcement Costs) compensate the Security Trustee at such daily and/or hourly rates as the Security Trustee shall from time to time determine and on demand indemnify the Security Trustee against all costs and expenses (including telephone, fax, copying, travel and personnel costs) properly incurred by the Security Trustee in connection with its taking such action as it may deem appropriate or in complying with any instructions from the Finance Parties or any request by the Assignor in connection with:

     (a) the granting or proposed granting of any waiver or consent requested by the Assignor under this Deed;

     (b) any actual, potential or suspected breach by the Assignor of its obligations under this Deed;

     (c) the occurrence of an Event of Default or Potential Event of Default; or

     (d) any amendment or proposed amendment to this Deed requested by the Assignor.

     23.5   TAX

     Any cost or expense referred to in this Clause 23 (Costs and Expenses) is exclusive of any Tax chargeable in connection with that cost or expense. The Assignor shall pay any Tax so chargeable at the same time as it pays the relevant cost or expense.

24.  NOTICES

     24.1   GIVING OF NOTICES

     All notices or other communications shall be in writing addressed to the relevant party. A written notice includes a facsimile transmission. Any such notice shall be deemed to be given as follows:

     (a)  if by personal delivery or letter, when delivered; and

     (b)  if by facsimile, when the answerback is received.

     However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt shall only be deemed to be given on the next working day in that place.

     24.2   ADDRESSES FOR NOTICES

     (a)  The address and facsimile number of the Security Trustee are:

          The Law Debenture Trust Corporation p.l.c.
          Princes House, 95 Gresham Street
          London EC2V 7LY

          Attention:     The Manager, Trust Management
          Facsimile:     44 (0)20 7696 5261/7606 0643

     or such other as the Security Trustee may notify to the Assignor by not less than five Business Days' notice.

     (b)  The address and facsimile number of the Assignor are:

          Chaparral Resources, Inc.
          16945 Northchase Drive, Suite 1440
          Houston, Texas 77060, USA

          Attention:     President
          Facsimile:     (281) 877 0985

     or such other as the Assignor may notify to the Security Trustee by not less than five Business Days' notice.

     24.3   ENGLISH LANGUAGE

     Each communication and document made or delivered by one party to another pursuant to this Deed shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

25.  REMEDIES AND WAIVERS, PARTIAL INVALIDITY

     25.1   REMEDIES AND WAIVERS

     Time is of the essence of the Assignor's obligations under this Deed but no failure to exercise, nor any delay in exercising, on the part of the Security Trustee, any right or remedy under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies contained in this Deed are cumulative and not exclusive of any rights or remedies provided by law.
The Security Trustee may agree to any waiver of any of its rights or remedies under this Deed on such terms as it sees fit.

     25.2   PARTIAL INVALIDITY

     If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Deed under the law of that jurisdiction nor the legality, validity or enforceability of that or any other provision of this Deed under the law of any other jurisdiction shall in any way be affected or impaired thereby unless the effect of the foregoing would be substantially to alter the rights and obligations of the parties originally agreed.

26.  ASSIGNMENT

     The Security Trustee may at any time, without the consent of the Assignor, assign or transfer the whole or, as the case may be, any part of the Security Trustee's Rights under this Deed to any person. The Assignor may not assign, transfer, novate or dispose of or any interest in, its rights or obligations under this Deed.

27.  LAW AND JURISDICTION

     27.1   ENGLISH LAW

     THIS DEED SHALL BE GOVERNED BY ENGLISH LAW.

     27.2   JURISDICTION

     (A) FOR THE EXCLUSIVE BENEFIT OF THE SECURITY TRUSTEE AND THE FACILITY AGENT, THE ASSIGNOR IRREVOCABLY AGREES THAT THE COURTS OF ENGLAND ARE TO HAVE JURISDICTION TO SETTLE ANY DISPUTES WHICH MAY ARISE OUT OF OR IN CONNECTION WITH THIS DEED AND THAT ACCORDINGLY ANY SUIT, ACTION OR PROCEEDINGS (TOGETHER IN THIS CLAUSE 27 (LAW AND JURISDICTION) REFERRED TO AS "PROCEEDINGS") ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT MAY BE BROUGHT IN SUCH COURTS, SUBJECT TO THE OPTION REFERRED TO IN CLAUSE 27.6 (ARBITRATION).

     (B) THE ASSIGNOR IRREVOCABLY WAIVES AND AGREES NOT TO RAISE ANY OBJECTION WHICH IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OF ANY PROCEEDINGS IN ANY SUCH COURT AS IS REFERRED TO IN THIS CLAUSE 27.2 AND ANY CLAIM THAT ANY SUCH PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT OR INAPPROPRIATE FORUM AND FURTHER IRREVOCABLY AGREES THAT A JUDGMENT IN ANY PROCEEDINGS BROUGHT IN THE ENGLISH COURTS SHALL BE CONCLUSIVE AND BINDING UPON THE ASSIGNOR AND MAY BE ENFORCED IN THE COURTS OF ANY OTHER JURISDICTION.

     (C) NOTHING CONTAINED IN THIS CLAUSE 27.2 SHALL LIMIT THE RIGHT OF THE SECURITY TRUSTEE TO TAKE PROCEEDINGS AGAINST THE ASSIGNOR IN ANY OTHER COURT OF COMPETENT JURISDICTION, NOR SHALL THE TAKING OF PROCEEDINGS IN ONE OR MORE JURISDICTIONS PRECLUDE THE TAKING OF PROCEEDINGS IN ANY OTHER JURISDICTION, WHETHER CONCURRENTLY OR NOT.

     27.3   PROCESS AGENT

     THE ASSIGNOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

     (A) APPOINTS LAW DEBENTURE CORPORATE SERVICES LIMITED, WHOSE ADDRESS IS AT PRINCES HOUSE, 95 GRESHAM STREET, LONDON EC2V 7LY, ENGLAND AS ITS PROCESS AGENT TO RECEIVE, FOR AND ON ITS BEHALF, SERVICE OF PROCESS IN ENGLAND IN ANY PROCEEDINGS WITH RESPECT TO THIS DEED;

     (B) AGREES THAT FAILURE BY ANY SUCH PROCESS AGENT TO GIVE NOTICE OF SUCH PROCESS TO IT SHALL NOT IMPAIR THE VALIDITY OF SUCH SERVICE OR OF ANY JUDGMENT BASED THEREON; AND

     (C) AGREES THAT NOTHING IN THIS DEED SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     27.4   WAIVER OF IMMUNITY

     TO THE EXTENT THAT THE ASSIGNOR MAY NOW OR HEREAFTER BE ENTITLED, IN ANY JURISDICTION IN WHICH PROCEEDINGS MAY AT ANY TIME BE COMMENCED WITH RESPECT TO THIS DEED, TO CLAIM FOR ITSELF OR ITS UNDERTAKING, PROPERTY, ASSETS OR REVENUE PRESENT OR FUTURE ANY IMMUNITY (SOVEREIGN OR OTHERWISE) FROM SUIT, JURISDICTION OF ANY COURT, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF A JUDGMENT, EXECUTION OF A JUDGMENT OR FROM SET-OFF, BANKER'S LIEN, COUNTERCLAIM OR ANY OTHER LEGAL PROCESS OR REMEDY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS DEED AND/OR TO THE EXTENT THAT IN ANY SUCH JURISDICTION THERE MAY BE ATTRIBUTED TO THE ASSIGNOR, ANY SUCH IMMUNITY (WHETHER OR NOT CLAIMED), THE ASSIGNOR HEREBY TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW IRREVOCABLY AGREES NOT TO CLAIM, AND HEREBY TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW WAIVES, ANY SUCH IMMUNITY.

     27.5   CONSENT TO ENFORCEMENT

     THE ASSIGNOR CONSENTS GENERALLY IN RESPECT OF ANY PROCEEDINGS TO THE GIVING OF ANY RELIEF OR THE ISSUE OF ANY PROCESS IN CONNECTION WITH SUCH PROCEEDINGS INCLUDING THE MAKING, ENFORCEMENT OR EXECUTION AGAINST ANY PROPERTY WHATSOEVER (IRRESPECTIVE OF ITS USE OR INTENDED USE) OF ANY ORDER OR JUDGMENT WHICH MAY BE MADE OR GIVEN IN SUCH PROCEEDINGS.

     27.6   ARBITRATION

     IF ANY DISPUTE ARISES IN RELATION TO THIS DEED, INCLUDING ANY QUESTION AS TO EXISTENCE, VALIDITY OR TERMINATION, SUCH DISPUTE SHALL, AT THE OPTION ONLY OF THE SECURITY TRUSTEE, BE REFERRED TO AND FINALLY RESOLVED BY ARBITRATION UNDER THE RULES OF THE LONDON COURT OF INTERNATIONAL ARBITRATION WHICH ARE APPLICABLE AT THE TIME OF REFERENCE TO THE ARBITRATION AND ARE DEEMED TO BE INCORPORATED BY REFERENCE INTO THIS CLAUSE
27.6. SUCH ARBITRATION SHALL TAKE PLACE IN LONDON, ENGLAND AND SHALL BE CONDUCTED BY THREE ARBITRATORS, ONE OF WHOM SHALL BE NOMINATED BY THE ASSIGNOR, ONE BY THE RELEVANT SECURITY TRUSTEE AND THE THIRD TO BE AGREED BETWEEN THE TWO ARBITRATORS SO NOMINATED AND IN DEFAULT THE ARBITRATOR SHALL BE NOMINATED BY THE PRESIDENT OF THE LONDON COURT OF INTERNATIONAL ARBITRATION. THE LANGUAGE IN WHICH SUCH ARBITRATION SHALL BE CONDUCTED SHALL BE ENGLISH. ANY AWARD RENDERED SHALL BE FINAL AND BINDING ON THE PARTIES THERETO AND MAY BE ENTERED INTO ANY COURT HAVING JURISDICTION OR APPLICATION MAY BE MADE TO SUCH COURT FOR AN ORDER OF ENFORCEMENT AS THE CASE MAY REQUIRE. NO PARTY MAY APPEAL TO ANY COURT FROM ANY AWARD OR DECISION OF THE ARBITRAL TRIBUNAL AND, IN PARTICULAR, BUT WITHOUT LIMITATION, NO APPLICATIONS MAY BE MADE UNDER SECTION 45 OF THE ARBITRATION ACT 1996 AND NO APPEAL MAY BE MADE UNDER SECTION 69 OF THE SAID ACT.

28.  COUNTERPARTS

     This Deed may be executed in any number of counterparts and by different parties on separate counterparts which when taken together shall constitute one instrument.



IN WITNESS WHEREOF this Deed has been executed as a deed by the parties hereto and is delivered on the date stated at the beginning of this Deed.

                                   EXECUTED as a deed and delivered by
                                   CHAPARRAL RESOURCES, INC. acting

                                   by   /S/ JAMES A. JEFFS
                                        -----------------------------
                                        Name:  James A. Jeffs
                                        Title:  Co-Chairman


                                   In the presence of:


                                        /S/ MICHAEL B. YOUNG
                                        -----------------------------
                                        Witness
                                        Name:  Michael B. Young


                                   The COMMON SEAL of
                                   THE LAW DEBENTURE TRUST CORPORATION
                                   p.l.c.
                                   was affixed hereunto in the presence of:

                                        /S/ JULIAN MASON-JEBB
                                        -----------------------------
                                        Name:  Julian Mason-Jebb
                                        Title:    Director


                                        /S/ CLIVE RAKESTROW
                                        -----------------------------
                                        Name:  Clive Rakestrow
                                        Title:    Authorised Signatory



                                SCHEDULE 1

           FORM OF NOTICE OF ASSIGNMENT FOR ASSIGNED AGREEMENTS

                    [HEADED NOTEPAPER OF THE ASSIGNOR]

                                                               _______ 2000

TO:       [Name and address of Counterparty named in Assigned Agreement]

          For the Attention of: _____________

COPY TO: The Law Debenture Trust Corporation p.l.c., as Security Trustee

Dear Sirs,

     (1) We refer to a deed of assignment dated _____ 2000 (the "Deed") and entered into by (1) ourselves and (2) the Security Trustee for the other Finance Parties. Terms defined in the Deed shall have, when used in this notice, the same meaning herein as therein unless the context otherwise requires.

     We hereby give you notice that, pursuant to, and in accordance with, the Deed, and as continuing security for the payment and discharge of the Secured Liabilities, we assigned to the Security Trustee absolutely with full title guarantee:

     (a) all our rights, titles, benefits and interests whatsoever present and future whether proprietary, contractual or otherwise under, or arising out of, [insert name of contract] (the "Agreement") with the full benefit of all negotiable or non-negotiable instruments, guarantees, indemnities, debentures and Security Interests in respect of it including but not limited to all claims for damages or other remedies in respect of any breach thereof; and

     (b) all book and other debts, revenues and claims both present and future (including things in action) which may give rise to a debt, revenue or claim due or owing or which may become due or owing to us under, or by virtue of, the Agreement or in connection with our rights evidenced by the Agreement and our present and future rights, titles, benefits and interests to, or in, the Agreement together with all rights and remedies relating to, or for enforcing, the Agreement including but not limited to all reservation of proprietary rights, rights of tracing and all other rights and remedies of whatsoever nature now or hereafter held by us in respect of all or any of the foregoing and all moneys from time to time becoming due or owing thereunder or in connection therewith (the "Book Debts").

     (2) The Deed declares in Clause 6.6 that we remain liable to you to perform all the obligations assumed by us under the Agreement, and the Security Trustee has assumed no obligation of any kind whatsoever in respect of the Agreement.

     (3) We hereby irrevocably authorise and instruct you to pay to ABN Amro Bank N.V., London Branch, 250 Bishopsgate, London, Account number 40061981, Sort Code 40-50-30, Swift Code ABNA GB2L (unless otherwise instructed by the Security Trustee by written notice to you from time to time) all moneys whatsoever now or at any time hereafter due or owing to us under, or by virtue of, the Agreement (including, without limitation, the Book Debts) or in connection with our rights evidenced thereby and to procure that the Security Trustee receives all our rights, titles, benefits and interest whatsoever present and future whether proprietary, contractual or otherwise under, or arising out of, or evidenced by, the Agreement including all claims against insurers in respect of the same and all moneys from time to time becoming due or owing thereunder or in connection therewith.

     (4) Except as provided in paragraph (3) above, you may continue to deal with us for all purposes in relation to the Agreement until such time as you receive written notice from the Security Trustee to the contrary, after which the Security Trustee may exercise all our rights and powers under the Agreement.

     Upon receipt of such written notice from the Security Trustee, the Security Trustee shall be entitled (but without accepting or assuming any obligation to that effect) to perform, or procure through a third party the performance of, our obligations in respect of the Agreement, the costs and expenses so incurred by the Security Trustee or third party to be for our account.

     In addition, the Security Trustee may but shall not be obliged to:

     (a) demand, sue for, collect or receive money or property at any time due, payable or receivable in relation to the Agreement;

     (b)  compromise and settle with any person liable under the Agreement;
     and

     (c) extend the time for payment or otherwise change the terms of the Agreement.

     (5) This authority and instruction is declared to be irrevocable and may not be varied or amended without the prior written consent of the Security Trustee.

     Please will you sign, date and return to the Security Trustee at Princes House, 95 Gresham Street, London, EC2V 7LY, England (together with a copy to us for our records) the attached Acknowledgement of Notice of Assignment as your acknowledgement of the assignment effected by the Deed as soon as practicable and in any event within three days of the date of this notice.

     This notice shall be governed by the laws of England.

     Yours faithfully

     For and on behalf of

     ____________________

     CHAPARRAL RESOURCES, INC.




                                                              ATTACHMENT TO
                                                                 SCHEDULE 1

              FORM OF ACKNOWLEDGEMENT OF NOTICE OF ASSIGNMENT

                                                               _______ 2000

TO:  The Law Debenture Trust Corporation p.l.c.
     Princes House, 95 Gresham Street
     London EC2V 7LY
     England

     For the Attention of: The Manager, Trust Management

CC:  Chaparral Resources, Inc.

Dear Sirs,

     We hereby acknowledge receipt of a Notice of Assignment dated _______ (of which this is a duplicate) and of the particulars of the assets assigned pursuant to, and in accordance with, the Deed. Terms defined in the Notice of Assignment shall have, when used in this acknowledgement, the same meaning herein as therein, unless the context otherwise requires.

     In consideration of the Security Trustee and the other Finance Parties entering into the Finance Documents and the Lenders making funds available to the Assignor thereunder, we confirm and agree that:

     (a) we consent to the assignment by way of security effected by the Deed referred to in the Notice of Assignment;

     (b) we have received no notice of any prior charge, deed, security, assignment or disposition of any of the assets stated in the Deed to be assigned to you;

     (c) we will not, without your prior written consent, amend, modify, vary, suspend, rescind, discharge or otherwise terminate the Agreement or in any way prejudice the rights, titles, benefits and interests assigned to you;

     (d) we will not claim any set-off or counterclaim to your prejudice in respect of any moneys payable under the Agreement (including, without limitation, the Book Debts) whether in respect of any transaction or matter which occurred prior to, or which occurs after, our receipt of the Notice of Assignment;

     (e) we will procure that payments are made to you in accordance with the authority and instruction contained in the Notice of Assignment;

     (f) we will give you notice in writing forthwith of any change of our address or any default by us or Chaparral Resources, Inc. in performing our or its obligations, as appropriate, under the Agreement assigned to you pursuant to, and in accordance with, the Deed and of any dispute between us in relation to such obligations; and

     (g) we will not withhold consent to the assignment of the Agreement (including, without limitation, the Book Debts) by you to another person.

     This acknowledgement is governed by the laws of England.

SIGNED by ____________________     )
duly authorised for and on behalf of _______                )

[RELEVANT COUNTERPARTY]                                     ________ 2000




                                SCHEDULE 2

                         FORM OF REASSIGNMENT DEED

     THIS DEED OF REASSIGNMENT is made on _____ 2000.

     BETWEEN:

     (1) THE LAW DEBENTURE TRUST CORPORATION P.L.C., a company organised and existing under the laws of England (the "Security Trustee") acting as security trustee for the Finance Parties under the Loan Agreement (as such terms are defined herein); and

     (2) CHAPARRAL RESOURCES, INC., a company organised and existing under the laws of Delaware.

     1.   DEFINITIONS

     Terms and expressions defined in the Deed of Assignment (as defined below) shall have, when used in this Deed, the same meaning herein as therein unless the context otherwise requires.

     2.   REASSIGNMENT

     The Security Trustee hereby assigns to the Assignor such right, title, benefit and interest as it may have in, and to [insert name of assigned document] which were assigned to the Security Trustee pursuant to Clause 3 of a deed of assignment by way of security entered into by the Security Trustee and the Assignor and dated 8 February 2000 (the "Deed of Assignment").

     3.   NO LIABILITY FOR THE SECURITY TRUSTEE

     (a) The Security Trustee makes no representation, warranty, undertaking or covenant whatsoever as to its title to the assets and property referred to in Clause 2 of this Deed or to any other matter relating to this Deed or the Deed of Assignment.

     (b) Each of the Security Trustee and the Assignor agree that neither the Security Trustee nor its managers, officers, agents or employees shall be subject to any liability whatsoever whether arising under contract, tort or otherwise in respect of the assets and property referred to in Clause 2 of this Deed or as to any other matter relating to this Deed.

     4.   COSTS AND EXPENSES

     (a) The Assignor hereby covenants with the Security Trustee on demand to pay all costs, charges and expenses incurred by the Security Trustee in connection with, or relating to, this Deed or the assignment effected or purported to be effected pursuant to this Deed on a full indemnity basis with interest at the rates and on terms agreed from time to time with the Security Trustee or, in the absence of agreement, at 2 per cent per annum over the base rate of National Westminster Bank p.l.c. from time to time.

     (b) The Assignor agrees and acknowledges that, notwithstanding the assignment pursuant to Clause 2 of this Deed, the covenants and indemnities contained in Clauses 5 and 6 of the Deed of Assignment shall remain in full force and effect for the benefit of the Security Trustee for so long as the Security Trustee may require.

     5.   JURISDICTION

     This Agreement shall be governed by English law.

     IN WITNESS WHEREOF this Deed has been executed as a deed by the parties hereto and is delivered on the date stated at the beginning of this Deed.



                                   EXECUTED as a deed and delivered by
                                   CHAPARRAL RESOURCES, INC. acting

                                   by   __________________________________
                                        Name:
                                        Title:

                                   In the presence of:

                                        __________________________________
                                        Witness
                                        Name:

                                   The COMMON SEAL of
                                   THE LAW DEBENTURE TRUST CORPORATION
                                   P.L.C.
                                   was hereunto affixed in the presence of:

                                        _________________________________
                                        Name:
                                        Title:    Director

                                        _________________________________
                                        Name:
                                        Title:    Authorised Signatory




                             TABLE OF CONTENTS

                                                                       PAGE

1.   DEFINITIONS AND INTERPRETATION. . . . . . . . . . . . . . . . .    1
     1.1    Definitions. . . . . . . . . . . . . . . . . . . . . . .    1
     1.2    Interpretation . . . . . . . . . . . . . . . . . . . . .    3

2.   COVENANT TO DISCHARGE OBLIGATIONS . . . . . . . . . . . . . . .    4
     2.1    Covenant to Pay. . . . . . . . . . . . . . . . . . . . .    4
     2.2    Validity of Demands. . . . . . . . . . . . . . . . . . .    4

3.   SECURITY INTERESTS AND ITS TERMINATION. . . . . . . . . . . . .    4
     3.1    Assignment . . . . . . . . . . . . . . . . . . . . . . .    4
     3.2    Reassignment . . . . . . . . . . . . . . . . . . . . . .    4
     3.3    Retention of this Deed . . . . . . . . . . . . . . . . .    4

4.   REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . .    5
     4.1    Representations and Warranties . . . . . . . . . . . . .    5
     4.2    Repetition . . . . . . . . . . . . . . . . . . . . . . .    6

5.   RESTRICTIONS ON DEALING WITH ASSIGNED ASSETS. . . . . . . . . .    6
     5.1    Negative Pledge. . . . . . . . . . . . . . . . . . . . .    6
     5.2    Disposal of  Assigned Assets . . . . . . . . . . . . . .    6

6.   COVENANTS RELATING TO ASSIGNED ASSETS. . . . . . . . . . . . . .   6
     6.1    Duration. . . . . . . . . . . . . . . . . . . . . . . . .   6
     6.2    Notice of Assignment and Acknowledgement Thereof. . . . .   6
     6.3    Deposit of Assigned Agreements. . . . . . . . . . . . . .   6
     6.4    Holding in Trust. . . . . . . . . . . . . . . . . . . . .   7
     6.5    Access to Accounts. . . . . . . . . . . . . . . . . . . .   7
     6.6    Compliance with Approved Contracts and Assigned Agreements  7
     6.7    No Variation or Release of Assigned Assets. . . . . . . .   7
     6.8    Payment of Monies Received in Respect of Assigned Assets.   8
     6.9    Action to Protect Validity of Assigned Assets . . . . . .   8
     6.10   Action to Enforce Assigned Assets . . . . . . . . . . . .   8
     6.11   Provision of Information Relating to Assigned Assets. . .   8
     6.12   No Action to Jeopardise Security Interests Constituted
            Hereby. . . . . . . . . . . . . . . . . . . . . . . . . .   8
     6.13   Indemnity . . . . . . . . . . . . . . . . . . . . . . . .   9

7.   SECURITY TRUSTEE'S DISCRETION. . . . . . . . . . . . . . . . . .   9
     7.1    Security Trustee May Cure Breaches of Covenants . . . . .   9
     7.2    Expenses so Incurred. . . . . . . . . . . . . . . . . . .   9

8.   FURTHER ASSURANCES . . . . . . . . . . . . . . . . . . . . . . .   9
     8.1    General Assurance . . . . . . . . . . . . . . . . . . . .   9
     8.2    Additional Security Interests . . . . . . . . . . . . . .   9

9.   ENFORCEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     9.1    Security Interests to Become Enforceable. . . . . . . . .  10
     9.2    Section 101 of the Act. . . . . . . . . . . . . . . . . .  10
     9.3    Sections 93 and 103 of the Act. . . . . . . . . . . . . .  10
     9.4    Step-in Rights. . . . . . . . . . . . . . . . . . . . . .  10

10.  APPOINTMENT OF RECEIVERS . . . . . . . . . . . . . . . . . . . .  11
     10.1   Appointment . . . . . . . . . . . . . . . . . . . . . . .  11
     10.2   Scope of Appointment. . . . . . . . . . . . . . . . . . .  11

11.  RECEIVERS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     11.1   Powers. . . . . . . . . . . . . . . . . . . . . . . . . .  11
     11.2   Conflict. . . . . . . . . . . . . . . . . . . . . . . . .  12
     11.3   Agent of Company. . . . . . . . . . . . . . . . . . . . .  12
     11.4   Remuneration. . . . . . . . . . . . . . . . . . . . . . .  12

12   RIGHTS OF SECURITY TRUSTEE . . . . . . . . . . . . . . . . . . .  12
     12.1   Rights of Receiver. . . . . . . . . . . . . . . . . . . .  12
     12.2   Redemption of Prior Security Interests. . . . . . . . . .  12
     12.3   Suspense Account. . . . . . . . . . . . . . . . . . . . .  12
     12.4   New Account . . . . . . . . . . . . . . . . . . . . . . .  12
     12.5   Delegation. . . . . . . . . . . . . . . . . . . . . . . .  13
     12.6   Set-Off . . . . . . . . . . . . . . . . . . . . . . . . .  13

13.  APPLICATION OF MONEYS. . . . . . . . . . . . . . . . . . . . . .  13

14.  LIABILITY OF SECURITY TRUSTEE, RECEIVERS AND DELEGATES . . . . .  13
     14.1   Possession. . . . . . . . . . . . . . . . . . . . . . . .  13
     14.2   Security Trustee's Liability. . . . . . . . . . . . . . .  14
     14.3   Receiver's Liability. . . . . . . . . . . . . . . . . . .  14
     14.4   Indemnity . . . . . . . . . . . . . . . . . . . . . . . .  14

15.  PROTECTION OF THIRD PARTIES. . . . . . . . . . . . . . . . . . .  14
     15.1   Contractual Protection. . . . . . . . . . . . . . . . . .  14
     15.2   Statutory Protection. . . . . . . . . . . . . . . . . . .  15

16.  CONTINUING SECURITY INTERESTS AND OTHER MATTERS. . . . . . . . .  15
     16.1   Continuing and Independent Security Interests . . . . . .  15
     16.2   Primary Obligations . . . . . . . . . . . . . . . . . . .  15

17.  OTHER SECURITY INTERESTS . . . . . . . . . . . . . . . . . . . .  15

18.  SECURITY INTERESTS NOT TO BE AFFECTED. . . . . . . . . . . . . .  15

19.  POWER OF ATTORNEY. . . . . . . . . . . . . . . . . . . . . . . .  16
     19.1   Appointment . . . . . . . . . . . . . . . . . . . . . . .  16
     19.2   Ratification. . . . . . . . . . . . . . . . . . . . . . .  16

20.  CURRENCY INDEMNITY . . . . . . . . . . . . . . . . . . . . . . .  16

21.  DEFAULT INTEREST . . . . . . . . . . . . . . . . . . . . . . . .  17

22.  CERTIFICATES TO BE CONCLUSIVE EVIDENCE . . . . . . . . . . . . .  17

23.  COSTS AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . .  17
     23.1   Transaction Costs . . . . . . . . . . . . . . . . . . . .  17
     23.2   Preservation and Enforcement Costs. . . . . . . . . . . .  18
     23.3   Stamp Taxes . . . . . . . . . . . . . . . . . . . . . . .  18
     23.4   Security Trustee's Additional Costs . . . . . . . . . . .  18
     23.5   Tax . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

24.  NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
     24.1   Giving of Notices . . . . . . . . . . . . . . . . . . . .  18
     24.2   Addresses for Notices . . . . . . . . . . . . . . . . . .  19
     24.3   English Language. . . . . . . . . . . . . . . . . . . . .  19

25.  REMEDIES AND WAIVERS, PARTIAL INVALIDITY . . . . . . . . . . . .  19
     25.1   Remedies and Waivers. . . . . . . . . . . . . . . . . . .  19
     25.2   Partial Invalidity. . . . . . . . . . . . . . . . . . . .  20

26.  ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

27.  LAW AND JURISDICTION . . . . . . . . . . . . . . . . . . . . . .  20
     27.1   ENGLISH LAW . . . . . . . . . . . . . . . . . . . . . . .  20
     27.2   JURISDICTION. . . . . . . . . . . . . . . . . . . . . . .  20
     27.3   PROCESS AGENT . . . . . . . . . . . . . . . . . . . . . .  21
     27.4   WAIVER OF IMMUNITY. . . . . . . . . . . . . . . . . . . .  21
     27.5   CONSENT TO ENFORCEMENT. . . . . . . . . . . . . . . . . .  21
     27.6   ARBITRATION . . . . . . . . . . . . . . . . . . . . . . .  22

28.  COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . . . .  22

SCHEDULE 1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
     Form of Notice of Assignment for Assigned Agreements . . . . . .  24
     Form of Acknowledgement of Notice of Assignment. . . . . . . . .  26
     Form of Reassignment Deed. . . . . . . . . . . . . . . . . . . .  28